Exhibit 99.2

                            INGEN TECHNOLOGIES, INC.

                              DIRECTORS' RESOLUTION

                                     2007.2

      BE IT KNOWN THAT, on the 18th day of January, 2007, at a duly constituted special meeting of the Directors of Ingen Technologies, Inc., the following resolution was voted and approved upon motion duly made and seconded.

      The Board approves the Company's issuance of the non-qualified stock option certificates as included herewith (below as exhibits) to Scott Sand, Richard Weed, Francis McDermott and Pete Wilke. Management has represented to us that fully executed copies of all 4 certificates are in the company's files in the corporate office.

                           CERTIFICATION BY SECRETARY

      I am the Secretary of Ingen Technologies, Inc. I hereby certify that the foregoing is a true and correct copy of the Resolution adopted by the Board of Directors of Ingen Technologies, Inc. on January 18, 2007 in accordance with the provisions of our Bylaws.

      IN WITNESS WHEREOF, I have this 18th day of January, 2007 subscribed my name as Secretary of Ingen Technologies, Inc. and have caused the corporate seal to be affixed hereto (if such a seal exists).

/s/ Thomas J. Neavitt
----------------------------------------
Secretary of Corporation


                                WAIVER OF NOTICE

      The undersigned Directors of Ingen Technologies, Inc. hereby waive notice of the special Directors' meeting held on January 18, 2007. We consent to all actions taken in the meeting. Faxed and electronic signatures are as valid as original signatures hereupon, and may be signed in counterparts.


/s Scott R. Sand                            /s/ Curt Miedema
--------------------------------------      ------------------------------
Scott R. Sand                               Curt Miedema
(abstained as to his certificate only)


/s/ Chris Wirth                             /s/ Yong Sin Khoo
--------------------------------------      ------------------------------
Chris Wirth                                 Yong Sin Khoo


/s/ Stephen O'Hara                          /s/ John Finazzo
--------------------------------------      ------------------------------
Stephen O'Hara                              John Finazzo

                 EXHIBITS (4 CERTIFICATES) TO RESOLUTION 2007.2

--------------------------------------------------------------------------------

                            INGEN TECHNOLOGIES, INC.

             NON-QUALIFIED STOCK OPTION CERTIFICATE - SCOTT R. SAND

      This Non-Qualified Stock Option Certificate (the "Certificate") is made and entered into as of the 21st day of September, 2006 (the "Date of Grant"), by and between Ingen Technologies, a Georgia corporation (the "Corporation") and Scott R. Sand ("Optionee").

      The parties hereto agree as follows:

      1. GRANT OF OPTION. Subject to and upon the terms, conditions and other provisions set forth in this Certificate, the Administrator has granted to Optionee, on the Date of Grant, a Non-Qualified Stock Option (the "Option") to purchase up to one million five hundred thousand shares (1,500,000) of Common Stock (the "Shares"), of the Corporation from time to time during the Option Term (as defined below) for $.04 per Share (the "Option Price").

      2. OPTION TERM. The specified term of the Option shall be the period commencing on the Date of Grant and, unless sooner terminated in accordance with Paragraph 6 hereof, expiring on the five (5) year anniversary of the last year in which the Optionee may exercise a portion of the option (the "Option Term"). Upon the expiration of the Option Term, or upon its sooner termination under Paragraph 6, this Option shall cease to be exercisable and shall have no further force or effect whatsoever.

      3. EXERCISE RATE. The Option is split into five (5) co-equal amounts of three hundred thousand (300,000) shares. Each one-fifth of the Option may not be exercised until the one (1) year anniversary of the Option's Date of Grant; one-fifth of the Shares subject to the Option may be purchased on or after such 1-year anniversary of the Option's Date of Grant; and an additional one-fifth of the Shares subject to the Option may be purchased on or after each of the second, third, fourth and fifth 1-year anniversaries, respectively, of the Option's Date of Grant, but prior to the Option's expiration or termination.

      4. MANNER OF EXERCISE. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the representative of Optionee's estate or the heirs of the deceased Optionee, as the case may be) must take the following actions: (i) deliver a duly signed notice in writing of such exercise, together with this Certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Treasurer or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same; and (ii) pay the full purchase price in cash or by check payable to the order of the Corporation (or by such other methods as the Administrator may permit from time to time).

      5. OPTION NON-TRANSFERABLE; EXCEPTION. The Option may be exercised during Optionee's lifetime only by Optionee. The Option shall be non-transferable and non-assignable by Optionee (and any attempted transfer or assignment shall be void and of no effect) except to the extent that the representatives of the estate or the heirs of the deceased Optionee may be permitted by will or by the laws of descent and distribution to exercise the Option.

      6. TERMINATION OF EMPLOYMENT OR SERVICE. If Optionee's employment or service with the Company terminates by reason of death or Disability, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of Optionee, by the legal representative of the estate of Optionee or by the legatee of Optionee under the will of Optionee, for a period of at least twenty four (24) months from the date of such death or disability (or for the period of time remaining in the Option Term if less than 24 months). Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if Optionee's employment or service with the Company terminates for any reason other than death or Disability, Optionee must exercise his or her or its stock options (including this Option) within the term of the Option.

If the employment or service of Optionee with the Corporation shall be terminated because of the Optionee's violation of the duties of such employment or service with the Corporation as Optionee may from time to time have, the existence of which violation shall be determined by the Administrator in its sole discretion and which determination by the Administrator shall be conclusive, the Option shall terminate immediately upon the termination of Optionee's employment or service with the Corporation and Optionee shall have no right after such termination to exercise the Option. The provisions of this paragraph apply only to employees of the Corporation (and not to consultants, service providers and other Option Agreement and Certificates).

      7. CERTIFICATES. Within a reasonable time after the exercise of the Option, the Corporation shall cause to be delivered to Optionee or the representative of Optionee's estate, a certificate for the Shares purchased pursuant to the exercise of the Option. Certificates for Shares shall bear all legends as may be required by law, or as the Corporation may deem necessary to effectuate the provisions of this Certificate (including, without limitation, the Corporation's right of first refusal related to third-party offers) and the Corporation may issue stop transfer orders in respect thereof. Neither Optionee nor the representative of Optionee's estate shall be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares unless and until the Option shall have been exercised pursuant to the terms hereof, the Corporation shall have issued and delivered Shares to Optionee (or such representative) and the Optionee's (or representative's) name shall have been entered as a stockholder of record on the books of the Corporation.

      8. LIABILITY OF CORPORATION. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. This Certificate shall in no way affect the right of the Corporation to make changes in its capital or business structure or to merge, consolidate, reorganize, dissolve, liquidate or sell, transfer, exchange or dispose of all or any part of its business or assets.

      9. TAX WITHHOLDING. The Corporation shall deduct and withhold such amounts under any federal, state or local tax rules or regulations as it deems appropriate with respect to the issuance of Shares pursuant to the exercise of the Option. In any event, Optionee (or such other person with respect to whom such withholding may arise) shall make available to the Corporation, promptly when required, sufficient funds to meet the requirements of such withholding; and the Administrator shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation when required.

      10. ADJUSTMENT IN SHARES. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the kind, number and option price of shares subject to the Option (to the extent it has not been exercised as of such date of any such merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock) as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to this Option shall always be a whole number.

      11. NO CONTRACT. Nothing contained herein shall be construed to confer upon Optionee any right to continue Optionee's relationship with the Corporation in any capacity or to derogate from any right of the Corporation to request the resignation of, or discharge, Optionee at any time, with or without cause.

      12. AMENDMENT. The Board of Directors may without the consent of Optionee, at any time amend, alter or discontinue the terms and conditions of the Option; provided that no amendment, alteration, or discontinuation shall be made that would impair the rights of the Optionee under this Option without Optionee's consent.

      13. NOTICE. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail or FedEx, postage or delivery charges (as applicable) prepaid, addressed as follows: to the Corporation or any officer of the Corporation or the Administrator or any member thereof, at the Corporation's offices at 35193 Avenue "A," Suite-C, Yucaipa, California, 92399 or at such other address as the Corporation, or any other such person, by notice to Optionee, may designate in writing from time to time; to Optionee, at Optionee's last known address as reflected in the Corporation's records or at such other address as Optionee, by notice to the Corporation, may designate in writing from time to time. Notices shall be effective upon receipt.

      14. CONSTRUCTION. This Certificate and the conditions evidenced hereby are made and granted pursuant to, and are subject to all of the terms and conditions of this contract and the terms, conditions and definitions of which are hereby incorporated as though set forth in their entirety, and the receipt of a copy of which Optionee hereby acknowledges by his signature below. A determination by the Administrator as to any questions which may arise with respect to the interpretation of the provisions of the Certificate, the Option shall be final and non-appealable, except to the extent of an arbitrary and capricious standard of care. The Administrator may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of this contract, as it may deem advisable.

      15. GOVERNING LAW. Except as required by the corporate law of the State of Georgia, the provisions of this Certificate and the Option shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflict of laws. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. Any litigation brought by the parties shall be filed within San Bernardino County, California.

      IN WITNESS WHEREOF, the duly authorized officer of the Corporation identified below and Optionee have executed this Certificate as of the date first written above.


                                        INGEN TECHNOLOGIES, INC.



                                        By: /s/ Thomas J. Neavitt
                                           -------------------------------------
                                           Thomas J. Neavitt         (Secretary)

AGREED TO AND ACKNOWLEDGED
BY OPTIONEE:

/s/ Scott R. Sand
----------------------------------
Scott R. Sand

                            INGEN TECHNOLOGIES, INC.

              NON-QUALIFIED STOCK OPTION CERTIFICATE - RICHARD WEED

      This Non-Qualified Stock Option Certificate (the "Certificate") is issued and delivered to memorialize the terms of various option grants by and between Ingen Technologies, Inc., a Georgia corporation (the "Corporation") and Richard Weed, as designee for Weed & Co. LLP ("Optionee").

      WHEREAS, the Corporation entered a fee agreement with Weed & Co. LLP dated August 6, 2004 and amended the fee agreement by letter agreement dated January 18, 2006.

      NOW, THEREFORE, based upon the agreements between the Corporation and Optionee, the Optionee holds the following stock options:

      (i) an option to purchase 1,000,000 shares of common stock at $.10 per share expiring August 6, 2009 (Granted under the August 6, 2004 fee agreement and priced on August 6, 2004);

      (ii) an option to purchase 1,000,000 shares of common stock at $.027875 per share expiring February 6, 2010 (Granted under the August 6, 2004 fee agreement and priced February 6, 2005);

      (iii) an option to purchase 100,000 shares of common stock at $.25 per share expiring December 31, 2011 (Granted under the letter agreement dated January 18, 2006 and priced January 18, 2006);

      (iv) an option to purchase 100,000 shares of common stock at $.09 per share expiring December 31, 2011 (Granted under the letter agreement dated January 18, 2006 and priced July 18, 2006);

      (v) an option to purchase 100,000 shares of common stock at $.06 per share expiring January 18, 2007 (Granted under the letter agreement dated January 18, 2006 and priced January 18, 2007);

      Further, every six months that this agreement remains in effect, the Corporation shall grant to Richard O. Weed an option to purchase an additional 100,000 shares of the Corporation's common stock at a price equal to 125% of the average closing bid price for the 10 days immediately prior to the date of the grant.

      All stock options are non-transferable and will expire unless exercised on or before December 31, 2011 or 5 years from the date of the grant, whichever is later. The Corporation has agreed to promptly register the shares of common stock underlying the stock options at its own expense.

      The stock options will not be subject to dilution (i.e. no adjustment to the number of shares or the exercise price) based upon any reverse split of the Corporation's common stock.

      The stock options shall be exercisable in whole or in part with a promissory note of less than 45 days duration or upon common "cashless exercise" terms.

      Lastly, on February 16, 2006, the Optionee exercised on a cashless exercise basis an option previously granted by the Corporation to purchase 1,000,000 shares at $.0103125 per share based upon the closing price of $.27 per share. The net effect was the issuance of 961,805 shares to Optionee.

      IN WITNESS WHEREOF, the duly authorized officer of the Corporation identified below and Optionee have executed this Certificate as of the date first written above.


                                        INGEN TECHNOLOGIES, INC.


                                        By: /s/ Scott R. Sand
                                            ------------------------------------
                                            Scott R. Sand       (CEO & Chairman)

AGREED TO AND ACKNOWLEDGED
BY OPTIONEE:

/s/ Richard Weed
----------------------------------
Richard Weed

                            INGEN TECHNOLOGIES, INC.
           NON-QUALIFIED STOCK OPTION CERTIFICATE - FRANCIS MCDERMOTT


This Non-Qualified Stock Option Certificate (the "Certificate") is made and entered into as of the 7th day of November, 2006 (the "Date of Grant"), by and between Ingen Technologies, a Georgia corporation (the "Corporation") and Francis McDermott ("Optionee").

The parties hereto agree as follows:

      1. GRANT OF OPTION. Subject to and upon the terms, conditions and other provisions set forth in this Certificate, the Administrator has granted to Optionee, on the Date of Grant, a Non-Qualified Stock Option (the "Option") to purchase up to two million shares (2,000,000) of Common Stock (the "Shares"), of the Corporation from time to time during the Option Term (as defined below) for $.06 per Share (the "Option Price").

      2. OPTION TERM. The specified term of the Option shall be the period commencing on the date of the sale of at least one million (1,000,000) OxyViewTM units by the Corporation and/or its assigns, and, unless sooner terminated in accordance with Paragraph 6 hereof, expiring on the five (5) year anniversary of the last year in which the Optionee may exercise a portion of the option (the "Option Term"). Upon the expiration of the Option Term, or upon its sooner termination under Paragraph 6, this Option shall cease to be exercisable and shall have no further force or effect whatsoever.

      3. EXERCISE RATE. The Optionee may exercise all or a portion of the Option during the Option Term.

      4. MANNER OF EXERCISE. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the representative of Optionee's estate or the heirs of the deceased Optionee, as the case may be) must take the following actions: (i) deliver a duly signed notice in writing of such exercise, together with this Certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Treasurer or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same; and (ii) pay the full purchase price in cash or by check payable to the order of the Corporation (or by such other methods as the Administrator may permit from time to time).

      5. OPTION NON-TRANSFERABLE EXCEPTION. The Option may be exercised during Optionee's lifetime only by Optionee. The Option shall be non-transferable and non-assignable by Optionee (and any attempted transfer or assignment shall be void and of no effect) except to the extent that the representatives of the estate or the heirs of the deceased Optionee may be permitted by will or by the laws of descent and distribution to exercise the Option.

      TERMINATION OF EMPLOYMENT OR SERVICE. If Optionee's employment or service with the Company terminates by reason of death or Disability, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of Optionee, by the legal representative of the estate of Optionee or by the legatee of Optionee under the will of Optionee, for a period of at

      6. least twenty four (24) months from the date of such death or disability (or for the period of time with the Company terminates for any reason other than death or Disability, Optionee must exercise his or her or its stock options (including this Option) within the term of the Option.

      If the employment or service of Optionee with the Corporation shall be terminated because of the Optionee's violation of the duties of such employment or service with the Corporation as Optionee may from time to time have, the existence of which violation shall be determined by the Administrator in its sole discretion and which determination by the Administrator shall be conclusive, the Option shall terminate immediately upon the termination of Optionee's employment or service with the Corporation and Optionee shall have no right after such termination to exercise the Option. The provisions of this paragraph apply only to employees of the Corporation (and not to consultants, service providers and other Option Agreement and Certificates).

      7. CERTIFICATES. Within a reasonable time after the exercise of the Option, the Corporation shall cause to be delivered to Optionee or the representative of Optionee's estate, a certificate for the Shares purchased pursuant to the exercise of the Option. Certificates for Shares shall bear all legends as may be required by law, or as the Corporation may deem necessary to effectuate the provisions of this Certificate (including, without limitation, the Corporation's right of first refusal related to third-party offers) and the Corporation may issue stop transfer orders in respect thereof. Neither Optionee nor the representative of Optionee's estate shall be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares unless and until the Option shall have been exercised pursuant to the terms hereof, the Corporation shall have issued and delivered Shares to Optionee (or such representative) and the Optionee's (or representative's) name shall have been entered as a stockholder of record on the books of the Corporation.

      8. LIABILITY OF CORPORATION. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. This Certificate shall in no way affect the right of the Corporation to make changes in its capital or business structure or to merge, consolidate, reorganize, dissolve, liquidate or sell, transfer, exchange or dispose of all or any part of its business or assets.

      9. TAX WITHHOLDING. The Corporation shall deduct and withhold such amounts under any federal, state or local tax rules or regulations as it deems appropriate with respect to the issuance of Shares pursuant to the exercise of the Option. In any event, Optionee (or such other person with respect to whom such withholding may arise) shall make available to the Corporation, promptly when required, sufficient funds to meet the requirements of such withholding; and the Administrator shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation when required.

      10. ADJUSTMENT IN SHARES. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the kind, number and option price of shares subject to the Option (to the extent it has not been exercised as of such date of any such merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock) as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to this Option shall always be a whole number.

      11. NO CONTRACT. Nothing contained herein shall be construed to confer upon Optionee any right to continue Optionee's relationship with the Corporation in any capacity or to derogate from any right of the Corporation to request the resignation of, or discharge, Optionee at any time, with or without cause.

      12. AMENDMENT. The Board of Directors may without the consent of Optionee, at any time amend, alter or discontinue the terms and conditions of the Option; provided that no amendment, alteration, or discontinuation shall be made that would impair the rights of the Optionee under this Option without Optionee's consent.

      13. NOTICE. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail or FedEx, postage or delivery charges (as applicable) prepaid, addressed as follows: to the Corporation or any officer of the Corporation or the Administrator or any member thereof, at the Corporation's offices at 35193 Avenue "A," Suite-C, Yucaipa, California, 92399 or at such other address as the Corporation, or any other such person, by notice to Optionee, may designate in writing from time to time; to Optionee, at Optionee's last known address as reflected in the Corporation's records or at such other address as Optionee, by notice to the Corporation, may designate in writing from time to time. Notices shall be effective upon receipt.

      14. CONSTRUCTION. This Certificate and the conditions evidenced hereby are made and granted pursuant to, and are subject to all of the terms and conditions of this contract and the terms, conditions and definitions of which are hereby incorporated as though set forth in their entirety, and the receipt of a copy of which Optionee hereby acknowledges by his signature below. A determination by the Administrator as to any questions which may arise with respect to the interpretation of the provisions of the Certificate, the Option shall be final and non- appealable, except to the extent of an arbitrary and capricious standard of care. The Administrator may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of this contract, as it may deem advisable.

      15. GOVERNING LAW. Except as required by the corporate law of the State of Georgia, the provisions of this Certificate and the Option shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflict of laws. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. Any litigation brought by the parties shall be filed within San Bernardino County, California.

      IN WITNESS WHEREOF, the duly authorized officer of the Corporation identified below and Optionee have executed this Certificate as of the date first written above.

                                        INGEN TECHNOLOGIES, INC.


                                        By: /s/ Scott R. Sand
                                            ------------------------------------
                                            Scott R. Sand       (CEO & Chairman)

AGREED TO AND ACKNOWLEDGED
BY OPTIONEE:

/s/ Francis McDermott
----------------------------------
Francis McDermott

                            INGEN TECHNOLOGIES, INC.

              NON-QUALIFIED STOCK OPTION CERTIFICATE - PETER WILKE

      This Non-Qualified Stock Option Certificate (the "Certificate") is made and entered into as of the 29th day of December, 2006 (the "Date of Grant"), by and between Ingen Technologies, a Georgia corporation (the "Corporation") and Peter Wilke (on behalf of Wilke LLC) ("Optionee").

      The parties hereto agree as follows:

      1. GRANT OF OPTION. Subject to and upon the terms, conditions and other provisions set forth in this Certificate, the Administrator has granted to Optionee, in the name of Wilke LLC, on the Date of Grant, a Non-Qualified Stock Option (the "Option") to purchase up to one million shares (1,000,000) of Preferred Stock (the "Shares"), of the Corporation from time to time during the Option Term (as defined below) for $.04 per Share (the "Option Price").

      2. OPTION TERM. The specified term of the Option shall be the period commencing on the Date of Grant and, unless sooner terminated in accordance with Paragraph 6 hereof, expiring on the five (5) year anniversary of the last year in which the Optionee may exercise the option (the "Option Term"). Upon the expiration of the Option Term, or upon its sooner termination under Paragraph 6, this Option shall cease to be exercisable and shall have no further force or effect whatsoever.

      3. EXERCISE RATE. The Optionee may exercise all or a portion of the Option during the Option Term.

      4. MANNER OF EXERCISE. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the representative of Optionee's estate or the heirs of the deceased Optionee, as the case may be) must take the following actions: (iii) deliver a duly signed notice in writing of such exercise, together with this Certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Treasurer or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same; and (iv) pay the full purchase price in cash or by check payable to the order of the Corporation (or by such other methods as the Administrator may permit from time to time).

      5. OPTION NON-TRANSFERABLE; EXCEPTION. The Option may be exercised during Optionee's lifetime only by Optionee. The Option shall be non-transferable and non-assignable by Optionee (and any attempted transfer or assignment shall be void and of no effect) except to the extent that the representatives of the estate or the heirs of the deceased Optionee may be permitted by will or by the laws of descent and distribution to exercise the Option.

      6. TERMINATION OF EMPLOYMENT OR SERVICE. If Optionee's employment or service with the Company terminates by reason of death or Disability, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of Optionee, by the legal representative of the estate of Optionee or by the legatee of Optionee under the will of Optionee, for a period of at least twenty four (24) months from the date of such death or disability (or for the period of time remaining in the Option Term if less than 24 months). Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if Optionee's employment or service with the Company terminates for any reason other than death or Disability, Optionee must exercise his or her or its stock options (including this Option) within the term of the Option.

If the employment or service of Optionee with the Corporation shall be terminated because of the Optionee's violation of the duties of such employment or service with the Corporation as Optionee may from time to time have, the existence of which violation shall be determined by the Administrator in its sole discretion and which determination by the Administrator shall be conclusive, the Option shall terminate immediately upon the termination of Optionee's employment or service with the Corporation and Optionee shall have no right after such termination to exercise the Option. The provisions of this paragraph apply only to employees of the Corporation (and not to consultants, service providers and other Option Agreement and Certificates).

      7. CERTIFICATES. Within a reasonable time after the exercise of the Option, the Corporation shall cause to be delivered to Optionee or the representative of Optionee's estate, a certificate for the Shares purchased pursuant to the exercise of the Option. Certificates for Shares shall bear all legends as may be required by law, or as the Corporation may deem necessary to effectuate the provisions of this Certificate (including, without limitation, the Corporation's right of first refusal related to third-party offers) and the Corporation may issue stop transfer orders in respect thereof. Neither Optionee nor the representative of Optionee's estate shall be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares unless and until the Option shall have been exercised pursuant to the terms hereof, the Corporation shall have issued and delivered Shares to Optionee (or such representative) and the Optionee's (or representative's) name shall have been entered as a stockholder of record on the books of the Corporation.

      8. LIABILITY OF CORPORATION. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. This Certificate shall in no way affect the right of the Corporation to make changes in its capital or business structure or to merge, consolidate, reorganize, dissolve, liquidate or sell, transfer, exchange or dispose of all or any part of its business or assets.

      9. TAX WITHHOLDING. The Corporation shall deduct and withhold such amounts under any federal, state or local tax rules or regulations as it deems appropriate with respect to the issuance of Shares pursuant to the exercise of the Option. In any event, Optionee (or such other person with respect to whom such withholding may arise) shall make available to the Corporation, promptly when required, sufficient funds to meet the requirements of such withholding; and the Administrator shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation when required.

      10. ADJUSTMENT IN SHARES. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the kind, number and option price of shares subject to the Option (to the extent it has not been exercised as of such date of any such merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock) as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to this Option shall always be a whole number.

      11. NO CONTRACT. Nothing contained herein shall be construed to confer upon Optionee any right to continue Optionee's relationship with the Corporation in any capacity or to derogate from any right of the Corporation to request the resignation of, or discharge, Optionee at any time, with or without cause.

      12. AMENDMENT. The Board of Directors may without the consent of Optionee, at any time amend, alter or discontinue the terms and conditions of the Option; provided that no amendment, alteration, or discontinuation shall be made that would impair the rights of the Optionee under this Option without Optionee's consent.

      13. NOTICE. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail or FedEx, postage or delivery charges (as applicable) prepaid, addressed as follows: to the Corporation or any officer of the Corporation or the Administrator or any member thereof, at the Corporation's offices at 35193 Avenue "A," Suite-C, Yucaipa, California, 92399 or at such other address as the Corporation, or any other such person, by notice to Optionee, may designate in writing from time to time; to Optionee, at Optionee's last known address as reflected in the Corporation's records or at such other address as Optionee, by notice to the Corporation, may designate in writing from time to time. Notices shall be effective upon receipt.

      14. CONSTRUCTION. This Certificate and the conditions evidenced hereby are made and granted pursuant to, and are subject to all of the terms and conditions of this contract and the terms, conditions and definitions of which are hereby incorporated as though set forth in their entirety, and the receipt of a copy of which Optionee hereby acknowledges by his signature below. A determination by the Administrator as to any questions which may arise with respect to the interpretation of the provisions of the Certificate, the Option shall be final and non-appealable, except to the extent of an arbitrary and capricious standard of care. The Administrator may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of this contract, as it may deem advisable.

      15. GOVERNING LAW. Except as required by the corporate law of the State of Georgia, the provisions of this Certificate and the Option shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflict of laws. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. Any litigation brought by the parties shall be filed within San Bernardino County, California.

      IN WITNESS WHEREOF, the duly authorized officer of the Corporation identified below and Optionee have executed this Certificate as of the date first written above.

                                        INGEN TECHNOLOGIES, INC.


                                        By: /s/ Scott R. Sand
                                            ------------------------------------
                                            Scott R. Sand       (CEO & Chairman)

AGREED TO AND ACKNOWLEDGED
BY OPTIONEE:

/s/ Peter Wilke
----------------------------------
Peter Wilke (for Wilke LLC)